MAXIM SERIES FUND, INC.

                          Maxim Global Bond Portfolio

                                  Annual Report

                                December 31, 2002














This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                           Maxim Global Bond Portfolio

2002 was another successful year for global bonds, with the Salomon Smith Barney World Government Bond Index (hedged to USD) returning 7.96%, significantly ahead of comparable equity benchmarks. The Maxim Global Bond Portfolio's gross return outperformed relative to the benchmark. In a period of U.S. dollar (USD) weakness, the Portfolio achieved one of its major objectives of benefiting from favorable currency moves, while at the same time, avoiding large losses when the USD is strong.

The investment strategy is based on buying markets with high real yields and favorable policy environments. The analysis of the economic fundamentals is based on Pareto Partners' Global Bond model, which is a value-based approach using sophisticated knowledge based systems to process a wide range of economic data. The strategy draws on three separate sources of return: bond market selection, bond maturity selection and currency selection. Pareto's proprietary Currency Risk Management (CRM) is used to protect against losses in USD terms if foreign currencies are weak.

The Maxim Global Portfolio began the year with an underweight position in bonds globally, anticipating that yields would rise. That exposure varied during the year but remained broadly negative. Much of the underweight to bonds was expressed through holding fewer Japanese Government Bonds (JGBs) than the benchmark. This position reflected Pareto's analysis of increasing indebtedness and low yields, but in the event, yields on 10-year JGBs fell from 1.4 to 0.9 during the year, and missing that rally was a modest drag on portfolio performance.

The Portfolio was in an overweight position in the US Treasury market by holding inflation-linked bonds (TIPS) at the beginning of the year. Pareto varied the Portfolio's allocation to inflation-index linked securities during the year, but the Portfolio was long the asset class for most of the period, including French (OATie) and Swedish government index linked bonds, and that provided a significant boost to performance. The 10-year TIPS yield fell from 3.5 to 2.1; the 10-year OATie yield fell from 3.4 to 2.5; and the yield on the Swedish six-year inflation linked bond fell from 3.5 to 2.7.

The economic environment drove yields down and yield-curves steeper for most of 2002, contributing to the positive performance for global bonds. Because the signals were not clear for buying very long bonds, the Maxim Global Bond Portfolio in the European and Dollar-block markets was kept close to the benchmark for most of the year, but the portfolio was positioned to benefit from the yield-curve steepening.

Throughout the year the Portfolio had exposure to the Canadian dollar and the Euro. The Canadian dollar appreciated approximately 5%, but the risk control strategy, CRM, significantly limited the Portfolio's exposure during the up-trends. However, the Euro appreciated over 15% during 2002 and the Portfolio's exposure to that currency significantly enhanced returns.

                              Line Graph Comparison

              Maxim         Salomon Smith
           Global Bond      Barney World

            Portfolio        Govt Index

            10,000.00         10,000.00
  1999      9,875.00          10,134.57
  2000      10,765.73         11,219.18
  2001      11,132.84         11,918.88
  2002      12,306.24         12,868.81

$12,306.24   Maxim Global Bond Portfolio
$12,868.81   Salomon Smith Barney World Govt Index

As of 12/31/02

Maxim Global Bond Portfolio
Total Return -

One Year: 10.54%
Since Inception: 6.11%

Portfolio Inception: 7/26/99

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim Global Bond Portfolio, made at its inception, with the performance of the Salomon Smith Barney World Govt. Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Portfolio of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period from July 26, 1999 (inception) to December 31, 1999 and for each of the three years in the period ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period from July 26, 1999 (inception) to December 31, 1999 and for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

February 7, 2003

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                                                            GLOBAL
                                                                                             BOND
                                                                                          PORTFOLIO
                                                                                       -----------------
                                                                                       -----------------
ASSETS:
     Investments in securities, market value  (1)                                    $      135,567,661
     Cash denominated in foreign currencies  (2)                                                282,695
     Cash                                                                                        21,946
     Dividends and interest receivable                                                        1,841,929
     Receivable for investments sold                                                          4,422,933
     Unrealized appreciation for forward foreign currency contracts                             421,282
                                                                                       -----------------
                                                                                       -----------------

     Total assets                                                                           142,558,446
                                                                                       -----------------
                                                                                       -----------------

LIABILITIES:

     Due to investment adviser                                                                  154,436
     Unrealized depreciation on forward foreign currency contracts                            3,870,761
                                                                                       -----------------
                                                                                       -----------------

     Total liabilities                                                                        4,025,197
                                                                                       -----------------
                                                                                       -----------------

NET ASSETS                                                                           $      138,533,249
                                                                                       =================
                                                                                       =================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                   $        1,339,267
     Additional paid-in capital                                                             131,159,308
     Net unrealized appreciation on investments, translation of assets and liabilities denominated in foreign currencies and forward
       foreign currency contracts                                                             5,304,407
     Undistributed net investment income                                                        631,189
     Accumulated net realized gain on investments and forward foreign
     currency contracts                                                                          99,078

                                                                                       -----------------
                                                                                       -----------------

NET ASSETS                                                                           $      138,533,249
                                                                                       =================
                                                                                       =================

NET ASSET VALUE PER OUTSTANDING SHARE                                                $            10.34
                                                                                       =================
                                                                                       =================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                             100,000,000
     Outstanding                                                                             13,392,672

(1)  Cost of investments in securities:                                              $      126,813,775
(2)  Cost of cash denominated in foreign currencies:                                            282,695

See notes to financial statements.


MAXIM SERIES FUND, INC.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                                                                         GLOBAL
                                                                                          BOND

                                                                                        PORTFOLIO

                                                                                      --------------
                                                                                      --------------

INVESTMENT INCOME:
    Interest                                                                        $     5,497,839
    Dividends                                                                                24,325
    Foreign withholding tax                                                                  (9,770)
                                                                                      --------------
                                                                                      --------------

    Total income                                                                          5,512,394
                                                                                      --------------
                                                                                      --------------

EXPENSES:

    Management fees                                                                       1,722,289
                                                                                      --------------
                                                                                      --------------

NET INVESTMENT INCOME                                                                     3,790,105
                                                                                      --------------
                                                                                      --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments 5,611,946 Net realized loss on forward foreign currency contracts (4,104,288) Change in net unrealized appreciation on investments 9,237,084 Change in net unrealized appreciation on translation of assets and liabilities denominated in foreign currencies
    3,503,211 Change in net unrealized depreciation on forward foreign currency contracts (4,320,870)

                                                                                      --------------
                                                                                      --------------

    Net realized and unrealized gain on investments, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts 9,927,083

                                                                                      --------------
                                                                                      --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $    13,717,188
                                                                                      ==============
                                                                                      ==============

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                                                    GLOBAL BOND
                                                                                     PORTFOLIO
                                                                              -------------------------
                                                                              -------------------------
                                                                                 2002          2001
                                                                              ------------  -----------
                                                                              ------------  -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                                   $   3,790,105 $  2,870,135
    Net realized gain on investments                                            5,611,946    2,235,041
    Net realized gain (loss) on forward foreign currency contracts             (4,104,288)   2,054,943
    Change in net unrealized appreciation (depreciation) on investments         9,237,084   (3,844,857)
    Change in net unrealized appreciation (depreciation) on translation of assets
    and liabilities denominated in foreign currencies                           3,503,211   (1,254,443)
    Change in net unrealized appreciation (depreciation) on forward
       foreign currency contract                                               (4,320,870)   1,033,381
                                                                              ------------  -----------
                                                                              ------------  -----------

    Net increase in net assets resulting from operations                       13,717,188    3,094,200
                                                                              ------------  -----------
                                                                              ------------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                 (4,240,216)  (1,707,826)
    From net realized gains                                                    (1,390,945)  (1,766,588)
                                                                              ------------  -----------
                                                                              ------------  -----------

    Total distributions                                                        (5,631,161)  (3,474,414)
                                                                              ------------  -----------
                                                                              ------------  -----------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                          89,252,618   87,748,809
    Reinvestment of distributions                                               5,631,161    3,474,414
    Redemptions of shares                                                     (76,684,027)  (66,813,422)
                                                                              ------------  -----------
                                                                              ------------  -----------

    Net increase in net assets resulting from share transactions               18,199,752   24,409,801
                                                                              ------------  -----------
                                                                              ------------  -----------

    Total increase in net assets                                               26,285,779   24,029,587

NET ASSETS:
    Beginning of period                                                       112,247,470   88,217,883
                                                                              ------------  -----------
                                                                              ------------  -----------

    End of period  (1)                                                      $ 138,533,249 $ 112,247,470
                                                                              ============  ===========
                                                                              ============  ===========

OTHER INFORMATION:

SHARES:

    Sold                                                                        8,893,689    8,882,791
    Issued in reinvestment of distributions                                       552,354      356,281
    Redeemed                                                                   (7,569,820)  (6,761,005)
                                                                              ------------  -----------
                                                                              ------------  -----------

    Net increase                                                                1,876,223    2,478,067
                                                                              ============  ===========
                                                                              ============  ===========

(1) Including undistributed net investment income                           $     631,189 $  1,003,606

See notes to financial statements.


MAXIM SERIES FUND, INC.

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:
                                                                                        Period Ended
                                                   Year Ended December 31,              December 31,
                                                   ----------------------------------   --------------
                                                   ----------------------------------   -----------
                                                     2002        2001        2000         1999 +
                                                   ----------  ----------  ----------   -----------
                                                   ----------  ----------  ----------   -----------
Net Asset Value, Beginning of Period             $      9.75 $      9.76 $      9.71  $      10.00

Income from Investment Operations


Net investment income                                   0.28        0.71        0.37          0.16
Net realized and unrealized gain (loss)                 0.74       (0.38)       0.49         (0.29)
                                                   ----------  ----------  ----------   -----------
                                                   ----------  ----------  ----------   -----------

Total Income (Loss) From Investment Operations          1.02        0.33        0.86         (0.13)
                                                   ----------  ----------  ----------   -----------
                                                   ----------  ----------  ----------   -----------

Less Distributions

From net investment income                             (0.32)      (0.18)      (0.81)        (0.16)
From net realized gains                                (0.11)      (0.16)
                                                   ----------  ----------  ----------   -----------
                                                   ----------  ----------  ----------   -----------

Total Distributions                                    (0.43)      (0.34)      (0.81)        (0.16)
                                                   ----------  ----------  ----------   -----------
                                                   ----------  ----------  ----------   -----------

Net Asset Value, End of Period                   $     10.34 $      9.75 $      9.76  $       9.71
                                                   ==========  ==========  ==========   ===========
                                                   ==========  ==========  ==========   ===========


Total Return                                          10.54%       3.41%       9.02%        (1.25%)o

Net Assets, End of Period ($000)                 $   138,533 $   112,247 $    88,218  $     91,795

Ratio of Expenses to Average Net Assets                1.30%       1.30%       1.30%         1.30% *

Ratio of Net Investment Income to Average Net Assets   2.86%       2.95%       3.53%         4.00% *

Portfolio Turnover Rate                              275.23%     227.53%     367.96%        86.93% o


+ The portfolio commenced operations on July 26, 1999.

o Based on operations for the period shown and, accordingly, are not representative of a full year.

*   Annualized

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interest in the Global Bond Portfolio (the Portfolio) is included herein and is represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek the highest total return consistent with a reasonable degree of risk. The Portfolio is nondiversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

      Restricted Securities

      The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2002 were $82,695, $91,246, and 0.07%, respectively.

      Foreign Currency Translations

      The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

      The Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

      Forward Currency Transactions

      The Portfolio enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign security holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contracts and the value of the foreign currency in U.S. dollars upon closing of such contract is shown separately on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of specific lot selection.

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.30% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $182,080,098 and $194,222,325, respectively. For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $136,975,533 and $133,168,384, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $126,714,697. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $8,898,426 and gross depreciation of securities in which there was an excess of tax cost over value of $45,462, resulting in net appreciation of $8,852,964.

5. FORWARD FOREIGN CURRENCY CONTRACTS

      As of December 31, 2002, the Portfolio held the following forward foreign currency contracts:

                                                                                    Net

                                            Delivery                             Unrealized
                                             Value             Settlement       Appreciation
                                           (Currency) Date (Depreciation)

                                         ---------------     ---------------    -------------
     Long Contracts:
        New Zealand Dollar                   3,410,000        June 18, 2003  $    (22,906)
        Canadian Dollar                      1,125,000        June 18, 2003        8,075
        Euro                                42,756,000        June 18, 2003     (2,123,814)
        British Pound                        2,375,000        June 18, 2003       (20,514)
        Japanese Yen                     2,305,700,000        June 18, 2003     (1,038,671)
        Swedish Krona                       21,100,000        June 18, 2003       (96,878)
        Danish Krone                       104,550,000        June 18, 2003       (696,511)

     Short Contracts:

        Danish Krone                        71,800,000        June 18, 2003  $    235,983
        Canadian Dollar                      2,270,000        June 18, 2003       (27,393)
        Euro                                17,800,000        June 18, 2003       318,371
        British Pound                          360,000        June 18, 2003       14,779
                                                                                -------------

     Net Depreciation                                                        $  (3,449,479)
                                                                                =============



6. DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid during the years ended December
      31, 2002 and 2001 were as follows:

                                                                    2002            2001
                                                                 ------------    ------------
     Distributions paid from:

        Ordinary income                                            5,164,088       3,441,219
        Long-term capital gain                                       467,073          33,195
                                                                 ------------    ------------
                                                                 ------------    ------------
                                                                   5,631,161       3,474,414
                                                                 ============    ============


      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized appreciation on investments, translation of assets and liabilities

          denominated in foreign  currencies,  and forward  foreign  currency       8,852,964
      contracts

      Undistributed net investment income                                             631,189
      Accumulated  net  realized  gain on  investments  and  forward  foreign          99,078
      currency contracts
                                                                                  ------------
                                                                                  ------------
                                                                                    9,583,231
                                                                                  ============


      The differences between book basis and tax basis are primarily due to tax deferral of losses on wash sales. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

      At December 31, 2002, the Portfolio had post-October foreign currency loss deferrals of $2,818,289, which will expire in 2003 if unutilized.

The Maxim Series Fund

Global Bond Portfolio

BONDS

AUSTRIA

FOREIGN BANKS
449,000,000 Pfandbriefstelle Der Oesterr                               4,029,805
        JPY Senior Unsubordinated Notes
            1.600% February 15, 2011

                                                                      $4,029,805

FOREIGN GOVERNMENTS
    950,000 Government of Austria                                      1,185,648
        EUR Bonds
            6.250% July 15, 2027

     80,000 Government of Austria #                                       91,246
        EUR Notes
            5.500% October 20, 2007

                                                                      $1,276,894

TOTAL AUSTRIA              --- 3.91%                                  $5,306,699

BELGIUM

FOREIGN GOVERNMENTS
    400,000 Government of Belgium                                        457,920
        EUR Bonds
            5.500% September 28, 2017

    280,000 Government of Belgium                                        310,920
        EUR Bonds
            5.000% September 28, 2011

  1,459,000 Government of Belgium                                      1,664,759
        EUR Bonds
            5.500% March 28, 2028

    996,000 Government of Belgium                                      1,043,022
        EUR Bonds
            3.750% March 28, 2009

                                                                      $3,476,621

TOTAL BELGIUM              --- 2.56%                                  $3,476,621

CANADA

CANADIAN - FEDERAL
  1,550,000 Government of Canada                                       1,033,628
        CAD Bonds
            5.750% June 1, 2029

                                                                      $1,033,628

CANADIAN - PROVINCIAL
    300,000 Province of Quebec                                           192,165
        CAD Debentures
            6.000% October 1, 2029

                                                                        $192,165

FOREIGN GOVERNMENTS
  1,430,000 Canada Housing Trust                                         944,309
        CAD Foreign Government Guaranteed Notes
            5.100% September 15, 2007

                                                                        $944,309

TOTAL CANADA               --- 1.60%                                  $2,170,102

DENMARK

FOREIGN BANKS
524,000,000 Bayerische Landesbank Girozentrale                         4,571,751
        JPY Senior Notes
            1.400% April 22, 2013

    550,000 DePfa Deutsche Pfandbriefbank AG                             579,248
        EUR Bonds
            4.500% January 15, 2014

  3,500,000 DePfa Deutsche Pfandbriefbank AG                           3,525,550
            Notes
            3.375% October 5, 2007

393,000,000 Deutsche Ausgleichsbank                                    3,639,143
        JPY Bonds
            1.850% September 20, 2010

    720,000 Hypothekenbank in Essen AG                                   799,334
        EUR Notes
            5.250% January 17, 2011

    460,000 KFW                                                          510,335
        EUR Notes
            5.000% July 4, 2011

                                                                     $13,625,361

FOREIGN GOVERNMENTS
  1,100,000 Bundesobligation                                           1,206,050
        EUR Bonds
            4.500% August 17, 2007

 33,400,000 Government of Denmark                                      5,061,135
        DKK Bonds
            7.000% December 15, 2004

                                                                      $6,267,185

TOTAL DENMARK              --- 14.67%                                $19,892,546

EUROPEAN COMMUNITY
SUPRANATIONALS

  4,000,000 Inter-American Development Bank                            4,495,680
            Bonds
            5.750% February 26, 2008

                                                                      $4,495,680

TOTAL EUROPEAN COMMUNITY --- 3.32%                                    $4,495,680

FRANCE

FINANCIAL SERVICES
  3,200,000 CIE Financement Foncier                                    3,817,855
        EUR Mortgage Secured Bonds
            6.125% February 23, 2015

  1,100,000 Caisse Nationale des Autoroutes                            1,131,576
        EUR Unsubordinated Debentures
            4.375% May 19, 2014

                                                                      $4,949,431

FOREIGN BANKS
  4,000,000 Dexia Municipal Agency                                     4,315,762
        EUR Notes
            4.250% September 3, 2007

                                                                      $4,315,762

FOREIGN GOVERNMENTS
  1,300,000 CADES                                                      1,457,009
        EUR Notes
            3.400% July 25, 2011

  1,080,000 Government of France                                       1,307,237
        EUR Debentures
            3.400% July 25, 2029

  5,970,000 Government of France                                       6,720,446
        EUR Debentures
            3.000% July 25, 2012

 11,300,000 Government of France                                      12,951,919
        EUR Debentures
            3.000% July 25, 2009

                                                                     $22,436,611

TOTAL FRANCE               --- 23.39%                                $31,701,804

GERMANY

FOREIGN BANKS
150,000,000 DSL Bank AG                                                1,363,500
        JPY Senior Unsubordinated Notes
            1.750% October 7, 2009

                                                                      $1,363,500

FOREIGN GOVERNMENTS
  1,400,000 Deutschland Bundesrepublik                                 1,560,983
        EUR Bonds
            5.000% January 4, 2012

  1,200,000 Government of Germany                                      1,402,541
        EUR Bonds
            5.625% January 4, 2028

                                                                      $2,963,524

TOTAL GERMANY              --- 3.19%                                  $4,327,024

NEW ZEALAND
FOREIGN GOVERNMENTS
  3,300,000 Government of New Zealand                                  1,778,883
        NZD Bonds
            6.500% April 15, 2013

                                                                      $1,778,883

TOTAL NEW ZEALAND          --- 1.31%                                  $1,778,883

PORTUGAL

FOREIGN GOVERNMENTS
  2,570,000 Obrigacoes do Tesouro                                      2,931,232
        EUR Bonds
            5.375% June 23, 2008

                                                                      $2,931,232

TOTAL PORTUGAL             --- 2.16%                                  $2,931,232

SPAIN

FOREIGN GOVERNMENTS
    190,000 Bonos Y Oblig Del Estado                                     204,799
        EUR Bonds
            4.750% July 30, 2014

                                                                        $204,799

TOTAL SPAIN                --- 0.15%                                    $204,799

SWEDEN

FOREIGN GOVERNMENTS
 21,900,000 Government of Sweden                                       2,928,826
        SEK Debentures
            6.750% May 5, 2014

                                                                      $2,928,826

TOTAL SWEDEN               --- 2.16%                                  $2,928,826

UNITED KINGDOM
FOREIGN GOVERNMENTS
  1,740,000 United Kingdom                                             2,934,004
        GBP Bonds
            5.000% March 7, 2012

    480,000 United Kingdom                                               871,587
        GBP Bonds
            6.250% November 25, 2010

                                                                      $3,805,591

TOTAL UNITED KINGDOM       --- 2.81%                                  $3,805,591

UNITED STATES        --- 26.0%

AGENCY

380,000,000 Fannie Mae **                                              3,432,354
        JPY 1.750% March 26, 2008
                                                                      $3,432,354

MISCELLANEOUS

256,000,000 GE Financial Assurance Holdings                            2,137,936
        JPY Notes
            1.600% June 20, 2011

                                                                      $2,137,936

U.S. GOVERNMENTS

 20,200,000 United States of America                                  21,644,674
            3.000% July 15, 2012
    700,000 United States of America                                     763,109
            5.375% February 15, 2031
  5,500,000 United States of America                                   5,566,171
            3.000% November 15, 2007
  1,690,000 United States of America                                   1,766,511
            4.375% August 15, 2012
                                                                     $29,740,465

TOTAL UNITED STATES        --- 26.06%                                $35,310,755

TOTAL BONDS --- 87.29%                                              $118,330,562
(Cost $109,576,676)

SHORT-TERM INVESTMENTS

UNITED STATES
  3,000,000 Fannie Mae                                                 2,999,265
               1.280%, January 8, 2003
    640,000 Federal Farm Credit                                          639,667
               1.270%, January 16, 2003
  5,902,000 Freddie Mac                                                5,901,877
               0.760%, January 2, 2003
    700,000 Sallie Mae                                                   699,660
               1.270%, January 15,
2003

  7,000,000 United States of America                                   6,996,630
               1.160%, January 16, 2003

TOTAL UNITED STATES        --- 12.72%                                $17,237,099

TOTAL SHORT-TERM INVESTMENTS --- 12.72%                              $17,237,099
(Cost $17,237,099)

TOTAL GLOBAL BOND PORTFOLIO --- 100%                                $135,567,661
(Cost $126,813,775)





Legend

# Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
** Security is an agency note with maturity date and interest rate indicated. See Notes to Financial Statements



Currency Abbreviations
EUR - Euro Dollars
CAD - Canadian Dollars
DKK - Danish Krone
GBP - Great British Pound
JPY - Japanese Yen
NZD - New Zealand Dollars
SEK - Swedish Krona

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++ for the Maxim Global Bond Portfolio were:

PROPOSALS 3, 4, 5a, 5b, 5c, 5d, 5e, 5f, 5g, 5h, 6a, 6c

            For:       11,053,716.40
            Against:   - 0 -
            Abstain*:  - 0 -

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.